Exhibit 10.3

EXECUTION VERSION

JOINDER AGREEMENT

This Joinder Agreement, dated as of June 11, 2015, is to (i) the Guaranty, dated as of June 10, 2014 (the “Guaranty”), executed in favor of BNP Paribas, individually and as Collateral Agent and as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Lender Parties (as defined below) and (ii) the Security Agreement, dated as of June 10, 2014 (the “Security Agreement”), among Green Plains Processing LLC (the “Borrower”), and each Subsidiary of the Borrower party thereto, and BNP Paribas, as collateral agent (in such capacity, the “Collateral Agent”).

Capitalized terms used in this Joinder Agreement but not defined herein have the meanings ascribed thereto in the Term Loan Agreement dated as of June 10, 2014 (the “Loan Agreement”) among the Borrower, various financial institutions, the Administrative Agent and BMO Capital Markets and BNP Paribas Securities Corp., as joint lead arrangers and joint book runners.

Each of the undersigned, Green Plains Fairmont LLC, Green Plains Holdings II LLC, Green Plains Obion LLC, Green Plans Superior LLC and Green Plains Wood River LLC (each an “Additional Loan Party” and collectively, the “Additional Loan Parties”) hereby assumes all of the obligations and liabilities of a Guarantor (as defined in the Loan Agreement) under the Guaranty and acknowledges and agrees that it is bound by all the terms, conditions and provisions of, and is, and for all purposes shall be deemed to be, a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in any Loan Document shall be deemed to include the Additional Loan Parties.

Each Additional Loan Party hereby assumes all of the obligations and liabilities of a Debtor under the Security Agreement (as defined therein) and acknowledges and agrees that it is bound by all the terms, conditions and provisions of, and is, and for all purposes shall be deemed to be, a Debtor under the Security Agreement with the same force and effect as if originally named therein as a Debtor. Each Additional Loan Party hereby grants, and joins in the grant pursuant to the Security Agreement of, a security interest in favor of the Collateral Agent for the benefit of the Lender Parties (as defined in the Security Agreement) in all of its right, title and interest, whether now existing or hereafter arising or acquired, in, to and under the Collateral (as defined in the Security Agreement) owned by such Additional Loan Party (or in which such Additional Loan Party otherwise has any rights, title or interest). In furtherance of the foregoing, each reference to a “Debtor” and/or “Debtors” in any Loan Document shall be deemed to include each Additional Loan Party.

Each Additional Loan Party hereby makes the representations and warranties to be made (i) by each Guarantor contained in the Guaranty, (ii) by each Debtor contained in the Security Agreement and (iii) in each other Loan Document to which it is a party (by virtue of this Joinder Agreement or otherwise). Each Additional Loan Party hereby warrants that the information contained in the Security Agreement schedule supplements attached hereto is true and correct as of the date hereof. Each Additional Loan Party further represents and warrants that this Joinder Agreement has been duly authorized, executed and delivered by it and that this Joinder Agreement, the Guaranty and the Security Agreement constitute the legal, valid and binding obligations of such Additional Loan Party, enforceable against it in accordance with their terms.

Each Additional Loan Party hereby agrees and acknowledges that at any time and from time to time upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Joinder Agreement shall be binding upon each Additional Loan Party and its successors and assigns. The provisions of the last two paragraphs of the Security Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

[Signature page follows]

Joider

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed and delivered as of the date first above written.

GREEN PLAINS FAIRMONT LLC
GREEN PLAINS HOLDINGS II LLC
GREEN PLAINS OBION LLC
GREEN PLAINS SUPERIOR LLC
GREEN PLAINS WOOD RIVER LLC

By:	/s/ Jerry Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

Joinder